Howard Weil 37th Energy Conference

March 25, 2009

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “outlook”,
“anticipate”, “believe”, “estimate”, “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-
looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company’s most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

INNOVATIVE
energy solutions

DRESSER-RAND

© Copyright 2008

Company Overview

Dresser-Rand - Global Supplier of Energy Solutions

Over 90% of bookings for the twelve months ended 12/31/08 of $2.3 billion from oil and gas infrastructure spending

Compression is needed at every stage of the oil and gas production cycle – upstream, midstream and downstream

A leading provider of rotating equipment / largest installed base /
industry leading alliances

Aftermarket
Parts and
Services

New Units

55%

45%

2008 Sales By

Business Segment

2008 Revenues By

Destination

North

America

Asia Pacific

11%

41%

Latin
America

Europe

Middle
East /Africa

25%

11%

12%

$2,600
$2,080
$1,560
$1,040
$520
$0
1,119
1,446
1,839
2,195
2,523
2004
2005
2006
2007
2008

$2,200
$1,760
$1,320
$880
$440
$0
915
1,208
1,502
1,665
2,195
2004
2005
2006
2007
2008

$2,400
$1,600
$800
$0
637
885
1,267
1,859
2,252
2004
2005
2006
2007
2008

$350
$280
$210
$140
$70
$0
75
116
188
241
338
2004
2005
2006
2007
2008

Note: 2006 & 2007 Operating income adjusted for unusual items of $12 and $44 (GAAP Operating income: 2006 = $176; 2007 = $197)

DRESSER-RAND

© Copyright 2008

Strong Markets & Operational Excellence Have Led to
Solid Revenue and Income Growth

Backlog End of Period
($ in Millions)

Bookings
($ in Millions)

Sales
($ in Millions)

Operating Income
($ in Millions)

Extensive Global Presence

Shanghai,
PRC

Kemanan,

Terengganu, Malaysia

Cilegon,
Banten, Indonesia

Naroda, India

Kongsberg, Norway

Spijkenisse,
The Netherlands

Oberhausen,
Germany

Peterborough

Cambridgeshire U.K.

Le Havre,
France

Genoa, Italy

Campinas - SP, Brazil

Maracaibo, Edo.
Zulia Venezuela

Edmonton, Alberta
Canada

Seattle, WA

Rancho
Dominguez, CA

Chula Vista, CA

Tulsa, OK

Midland, TX

Houston, TX

Baton Rouge, LA

Chesapeake, VA

Naperville, IL

Hamilton, OH

Horsham, PA

Olean, NY

Wellsville, NY

Painted Post, NY

WW Headquarters

Regional Centers

Kuala Lumpur, Malaysia

Houston, Texas

Le Havre, France

Houston, Texas, USA

Service Centers (33)

Global Operations

Olean, New York

Wellsville, New York

Painted Post, New York

Burlington, Iowa

Houston, Texas

Louisiana, Missouri

Kiefer, Oklahoma

Kuala Lumpur, Malaysia

Burlington, IA

Bielefeld,
Germany

Port Harcourt
Nigeria

Mayport, FL

Chirchik,
Uzbekistan

Angola
Africa

Aberdeen,

Scotland, U.K.

Le Havre, France

Oberhausen, Germany
Bielefeld, Germany

Kongsberg, Norway

Naroda, India

Shanghai, China

Peterborough, UK

Louisiana, MO

Jena, LA

Sarnia, Ontario

Kiefer, OK

Abu Daibi,

UAE

Upstream

Midstream

Downstream

Inlet Volume (cfm)

50

500

5,000

50,000

500,000

1

150

1,500

15,000

75,000

Gas Reinjection

LNG

Refining

Hydrogen

Ethylene

GTL

CNG

Axial

DATUM
Axially
Split

Pipeline
Booster

Process
& Separable
Recip

PDI

Boil-Off

Recip

DATUM (HP)

Clean Fuels

Centrifugal

Gas Transmission

Multi-Stage
Steam
Turbine

SST

Broadest Rotating Equipment Offering

Meets All Applications

STATOIL
Marathon Oil Corporation
bp
PEMEX
HESS
ConocoPhillips
Chevron
PETROBRAS
Chevron Phillips
REPSOL YPF
ExxonMobil
ENEX
INDER MORGAN
PRAXAIR
PDVSA
VALERO ENERGY
PT Badak NGL
Dow
FLUOR
HOVENSA
LYONDELL
TEXAS GAS TRANSMISSION, LLC
OXY
FLINT HILLS
EQUISTAR
Transco
Panhandle Energy
WOODSIDE
TARGA
elpaso
dcp Midstream Partners

DRESSER-RAND

© Copyright 2008

Most Client Alliances in Industry ~ 50

Validation of Dresser-Rand’s Value Proposition

Outlook

Traditional Market Opportunities

Offshore production / LNG / FPSO

Peter Brotherhood acquisition strengthens position in
FPSO market

LNG / Floating LNG (awarded world’s 1st project)

Upstream

Midstream

Downstream

Gas pipelines & storage

Recent acquisitions strengthen position (Arrow;
Enginuity)

Coal bed Methane, Shale

Refining - expansions, process upgrades,
environmental compliance, energy conservation,
difficult crudes

Petro-chemical / Chemical (Asia Pacific, India and
Middle East)

Emerging Market Opportunities

ICS - DATUM derivative technology / close
coupled motor / proprietary separation technology

1st commercial order – topside Petrobras P-18

Subsea

CAES

CO2 Sequestration

Experience and Technology - Only operating
installation in North America

Government Incentives - Federal, State and “Green”
incentives

Tracking ~ 15 projects

DRC has the most horsepower worldwide
compressing CO2

Working with Praxair on clean coal pilot plant in
Jamestown New York

Invested in Ramgen supersonic compressor
technology

Current Market Conditions

New Unit Bookings

2009 estimate - $0.7 to $1.1 billion (1Q09 run rate below
range)

Delay appears temporary – cost reductions sought

No major new unit order cancellations

Inquiries remain at a high level

Aftermarket bookings continue to be steady

Slowing economy will challenge us but 2009 revenues and
operating income expected to be up from 2008

Planning our manufacturing strategy over the past eight
years to be well positioned for cyclical lows

Not The First Slowdown We Have Faced

Well Positioned to Weather a Slowdown

Strong backlog of orders

Historically dependable aftermarket segment

Strong value proposition & selling strategy

Flexible manufacturing model

Unique low capital intensity business model

Strong balance sheet

Leadership in place to ensure continued good execution

Focused on Operational Excellence

And Productivity Improvements

$2,300
$1,840
$1,380
$920
$460
$0
285
982
316
1,543
421
1,831
Dec. 06
Dec. 07
Dec. 08
New Units
Aftermarket

DRESSER-RAND

© Copyright 2008

Strong Backlog of Orders
($ in Millions)

Backlog of $2.3 billion

21% higher than 12/07

78% higher than 12/06

New unit backlog up 19%
vs. last year

$1.4 billion scheduled
to ship in 2009

Aftermarket backlog up
33% vs. last year

$1,267

$1,859

$2,252

$1,000
$750
$500
$250
$0
464 489 467 492 480 433 486 491 473 494 482 475 533 542 570 632 752 852 992
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08

DRESSER-RAND

© Copyright 2008

Largest installed base - difficult to duplicate:

Built through organic sales and acquisitions

Typical operating life of ~ 30-years

Historically Dependable Aftermarket
(Revenue $ in Millions)

Recognized for lowest Total Cost of Ownership

Consistently able to obtain price premiums over competition

D-R’s Technology often offers unique cost saving solutions
others cannot.  Example: Flex LNG, world’s 1st floating LNG

Actual quote from the client’s EPC Technical Director:
“D-R was chosen on the basis of their compressor
technology and their gas turbine/compressor packaging
concept, which are drivers for minimizing total project
risk as well as maximizing the production of LNG.”

Strong Value Proposition and Selling Strategy

D-R Technology & Business Processes --
Source of Sustainable Competitive Advantage

Flexible Manufacturing Model

Highly absorbed internally at cycle bottoms

Able to flex capacity to meet cycle peaks

Flexibility Through Supply Chain Management

($ in Millions)

2001

2008

08 vs. '01

Sales

$877

$2,195

2 1/2 X

Operating Income

$21

$338

16 X

  -  % of Sales

2.4%

15.4%

Employees

6,084

6,400

5%

Manufacturing Footprint ( Sq. Ft.)

~ 3.9 M

~ 4.0 M

Small

Change

20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
15.9%
4.3%
4.5%
1.0%
1.5%
2004
2005
2006
2007
2008

2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
1.3%
1.3%
1.4%
1.8%
2004
2005
2006
2007
2008

© Copyright 2008

Unique Low Capital Intensity Business Model

NWC as a % of LTM Sales

Modest working capital
requirements

Customer advance payments
and progress payments
finance working capital

Manufacturing strategy allows
for low capital expenditures

Aftermarket segment low
capital intensity

Capex as a % of Sales

*

* Reflects acquisition from Ingersoll-Rand in October 2004.

Period

Ended

*

60%
40%
20%
0%
56%
45%
32%
14%
20%
'04
'05
'06
'07
'08

5.0
4.0
3.0
2.0
1.0
0.0
4.8
2.7
1.4
0.6
0.6
'04
'05
'06
'07
'08

DRESSER-RAND

© Copyright 2008

Strong Balance Sheet

7 3/8% Notes Mature 2014

No Revolver Borrowings / $271
Used for Letters of Credit

Net debt to total capital 20%

Total debt $370

Net debt $223

Net debt to adjusted EBITDA 0.6X

Liquidity at 12/31/08 = $376 ($147
Cash + $229 Revolver)

Net Debt to Adjusted EBITDA

Net Debt to Capital

At 12/31:

At 12/31:

$400
$300
$200
$100
$0
$338
$320
$360

◆

◆

DRESSER-RAND

© Copyright 2008

2009 Operating Income Guidance
($ in Millions)

Basis of 2009 estimate – 1/31/09 exchange rate (EURO to US$ = 1.28)

1Q09 Operating Income guidance unchanged – 11% to 13% of full year guidance range

2009 Guidance Range

2008
Actual

2008

Pro Forma
(1/31/09 Exch. Rate)

$310 - $315

Summary

Believe we have sustainable competitive advantages:
Technology, Alliances, Installed Base, Service Network

Believe we are very well positioned for difficult economy

Unique business model (manufacturing flexibility / low
capital intensity)

Dependable aftermarket revenue stream

Strong financial condition

Experienced leadership

When global economy starts to recover believe energy
infrastructure investment will accelerate quickly and lead to superior returns for our shareholders

Believe Market Will Reward DRC for its

Flexible Business Model /  Consistent Aftermarket

Appendix

Adjusted EBITDA Reconciliation to GAAP
($ in Millions)

2008

2007

2006

2005

2004

GAAP Net Income

$197.7

$106.7

$78.8

$37.1

$49.4

Interest Expense - net

29.4

36.8

47.9

57.0

6.5

Depreciation & Amortization

48.8

49.3

50.3

61.4

39.0

Income Tax Expense

103.6

60.9

58.6

15.5

19.2

EBITDA

$379.5

$253.7

$235.6

$171.0

$114.1

Adjustments:

   Curtailment Amend. / Parial Settlement

(5.4)

0.0

(11.8)

0.0

0.0

   Stock-based Compensation

7.4

8.5

23.6

0.0

0.0

   Forward Exchange Contracts (gain) loss

(9.2)

1.4

(1.9)

2.2

(1.1)

   Other

1.0

(1.5)

3.9

14.5

35.9

Adjusted EBITDA

$373.3

$262.1

$249.4

$187.7

$148.9

NWC Reconciliation to GAAP
($ in Millions)

2008

2007

2006

2005

2004

Current Assets

$907.8

$825.7

$669.0

$549.4

$574.6

Less: Current Liabilities

(736.3)

(620.5)

(471.5)

(393.2)

(329.7)

   GAAP Net Working Capital (NWC)

$171.5

$205.2

$197.5

$156.2

$244.9

Adjustments:

   Cash and Cash Equivalents

(147.1)

(206.2)

(146.8)

(98.0)

(111.5)

   Deferred Income Taxes

(22.5)

(19.3)

(13.9)

(10.9)

(7.4)

   Accrued Income Taxes Payable

30.2

22.0

30.3

5.0

2.7

   Other

0.2

0.2

0.1

0.1

4.0

Net Working Capital

$32.3

$1.9

$67.2

$52.4

$132.7

Net Debt Reconciliation to GAAP
($ in Millions)

2008

2007

2006

2005

2004

Total Debt

$370

$370

$506

$598

$823

Less Cash

(147)

(206)

(147)

(98)

(112)

Net Debt

$223

$164

$359

$500

$711

At 12/31

INNOVATIVE
energy solutions

DRESSER-RAND

DRESSER-RAND

© Copyright 2008

www.dresser-rand.com

info@dresser-rand.com